Exhibit 99.1

Yumanity Therapeutics Declares Special Dividend In Connection with Proposed Asset Sale to Janssen and Merger with Kineta

Special dividend estimated to be in range of $1.34 to $1.43 per share

Payment of special dividend conditioned upon closing of both Asset Sale and Merger, which are subject to stockholder approval

Boston, December 5, 2022 – Yumanity Therapeutics, Inc. (“Yumanity” or the “Company”) (Nasdaq: YMTX) announced today that its Board of Directors has declared a special dividend in connection with the previously announced asset sale to Janssen Pharmaceutica NV (“Janssen”) and merger with Kineta, Inc. (“Kineta”).

The special dividend, which the Company estimates will be in range of $1.34 to $1.43 per share of Yumanity common stock, will be payable in cash on or before December 29, 2022 to stockholders of record at the close of business on December 15, 2022. The special dividend will be equal to the gross proceeds of the asset sale to Janssen, net of amounts used or retained for Yumanity’s outstanding obligations and minimum cash requirement associated with the closing of the merger with Kineta. Yumanity’s minimum cash requirement has been reduced from $10 million to $7.5 million as part of a recent amendment to the merger agreement. The exact amount of the special dividend will be calculated after Yumanity’s outstanding obligations and net cash position as of the actual closing date of the merger are determined.

Payment of the special dividend is conditioned upon the closing of both the asset sale to Janssen and merger with Kineta, which remain subject to the approval of Yumanity’s stockholders and other closing conditions. The special meeting of Yumanity’s stockholders to consider and vote upon the asset sale and merger is scheduled for December 13, 2022.

Every stockholder’s vote is important, regardless of the number of shares held. Accordingly, Yumanity requests that each stockholder of record as of November 4, 2022, complete, sign, date and return a proxy card (online or by mail) as soon as possible to ensure that the stockholder’s shares will be represented at the special meeting. Stockholders who hold shares in “street name” (i.e., those stockholders whose shares are held of record by a broker, bank or other nominee) should contact their broker, bank or nominee to ensure that their shares are voted.

If any Yumanity stockholder does not receive the Proxy Statement, such stockholder should (i) confirm his or her Proxy Statement’s status with his or her broker or (ii) contact Bob Marese of MacKenzie Partners at bmarese@mackenziepartners.com or John Bryan of MacKenzie Partners at jbryan@mackenziepartners.com. Banks and brokers can place a collect call to Bob Marese at 212-929-5405 or John Bryan at 212-929-5735.

About Yumanity

Yumanity is a clinical-stage biopharmaceutical company dedicated to accelerating the revolution in the treatment of neurodegenerative diseases through its scientific foundation and drug discovery platform. Yumanity’s drug discovery platform enables the company to rapidly screen for potential disease-modifying therapies by overcoming the toxicity of misfolded proteins associated with neurogenerative diseases. Yumanity’s pipeline consists of programs focused on Parkinson’s disease, Lewy body dementia, multi-system atrophy, amyotrophic lateral sclerosis (ALS or Lou Gehrig’s disease) and frontotemporal lobar dementia (FTLD). For more information, please visit www.yumanity.com.

About Kineta

Kineta is a clinical-stage biotechnology company with a mission to develop next generation immunotherapies that transform patients’ lives. Kineta has leveraged its expertise in innate immunity and is focused on discovering and developing potentially differentiated immunotherapies that address the major challenges with current cancer therapy. Kineta’s lead asset is KVA12123 (formerly referred to as KVA12.1), a VISTA blocking immunotherapy. The company plans to initiate a Phase 1 clinical trial of KVA12123 in patients with advanced solid tumors in the fourth quarter of 2022. Kineta has been supported by institutional investors including CBI USA, Genetox Co. Ltd., RLB Holdings, Yulho Co. Ltd., Humedix Co. Ltd. and others. For more information, please visit www.kinetabio.com.

Additional Information and Where to Find It

This press release may be deemed to be solicitation material with respect to the proposed transactions between Yumanity and Kineta and between Yumanity and Janssen. In connection with the proposed transactions, on August 29, 2022, Yumanity filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Initial Registration Statement”), as amended by Amendment No. 1 to the Initial Registration Statement filed with the SEC on October 3, 2022, Amendment No. 2 to the Initial Registration Statement filed with the SEC on October 24, 2022 and Amendment No. 3 to the Initial Registration Statement filed with the SEC on November 4, 2022 (together with the Initial Registration Statement, the “Registration Statement”), which contains a preliminary proxy statement and prospectus. The Registration Statement was declared effective by the SEC on November 10, 2022 and was mailed to stockholders of record as of the close of business on November 4, 2022. On December 5, 2022, Yumanity filed with the SEC and mailed to stockholders of record as of the close of business on November 4, 2022, a supplement to the proxy statement and prospectus contained in the Registration Statement (the “Prospectus Supplement”). Investors and securityholders of Yumanity and Kineta are urged to read these materials when they become available because they contain important information about Yumanity, Kineta and the proposed transactions. This press release is not a substitute for the Registration Statement, the Prospectus Supplement or any other documents that Yumanity may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Yumanity’s website at www.yumanity.com, on the SEC’s website at www.sec.gov or by directing a request to Yumanity’s Investor Relations at (212) 213-0006 ext. 331.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Yumanity, Kineta and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Yumanity in connection with the proposed transactions.

Information about the executive officers and directors of Yumanity is set forth in Yumanity’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 25, 2022 (the “Proxy Statement”). Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Yumanity, is set forth in the Proxy Statement and will be set forth in any other relevant documents to be filed with the SEC. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the proposed merger between Yumanity and Kineta and the proposed asset sale to Janssen, including whether and when the transactions will be consummated; statements about the structure, timing and completion of the proposed transactions; the listing of the combined company on Nasdaq after the closing of the proposed merger; expectations regarding the ownership structure of the combined company after the closing of the proposed merger; the expected executive officers and directors of the combined company; the expected cash position of each of Yumanity and Kineta and the combined company at the closing of the proposed merger; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; the executive and board structure of the combined company; the location of the combined company’s corporate headquarters; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical and preclinical results; Kineta having sufficient resources to advance its pipeline; and other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Yumanity, Kineta and Janssen to consummate the proposed merger or asset sale, as applicable; (iii) risks related to Yumanity’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Yumanity stockholders and Kineta shareholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Yumanity’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) the risk that the amount or timing of the dividend to be distributed to Yumanity stockholders in connection with the asset sale, if any, may be lower or different than the amount or timing declared or the range expected; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Yumanity’s most recent Annual or Quarterly Report filed with the SEC, and in other filings that Yumanity makes and will make with the SEC in connection with the proposed transactions, including the Registration Statement. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Yumanity expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Yumanity Therapeutics

Investors:

Burns McClellan, Inc.

Lee Roth

(212) 213-0006 ext. 331

MacKenzie Partners:

Bob Marese

bmarese@mackenziepartners.com

212-929-5405

John Bryan

jbryan@mackenziepartners.com

212-929-5735

Media:

Michael Wyzga

mwyzga@yumanity.com

Kineta

Jacques Bouchy

jbouchy@kineta.us

Source: Yumanity Therapeutics, Inc.